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                                                                    Exhibit 10.9

                                 RDA CORPORATION
                           2000 EQUITY INCENTIVE PLAN



PURPOSE RDA Corporation, a Delaware corporation (the "Company"), wishes to recruit, reward, and retain employees and directors. To further these objectives, the Company hereby sets forth the RDA Corporation 2000 Equity Incentive Plan (the "Plan"), effective as of August 15, 2000 (the "Effective Date"), to provide options ("Options") to employees and directors of the Company and its Related Companies to purchase shares of the Company's common stock (the "Common Stock").


PARTICIPANTS                        All Employees of the Company and of any
                                    Eligible Affiliates are eligible for
                                    Options under this Plan. Eligible
                                    individuals become "optionees" when the
                                    Administrator grants them an option under this Plan. The Administrator may also grant options to directors of the Company. The term optionee also includes, where appropriate, a person authorized to exercise an Option in place of the original recipient. A director serving on behalf of an investor may, in advance of a grant, request that the Company grant the option directly to the investor, provided that the resulting grant may not qualify for exemption from registration under Rule 701 or for registration on Form S-8.


                                    Employee means any person employed as a
                                    common law employee of the Company or of a Related Company.


ADMINISTRATOR                       The Administrator is the Board of Directors
                                    of the Company (the "Board"), unless the Board specifies a committee of the Board.
                                    After an initial public offering ("IPO") covering the Company's stock, the
                                    Administrator will be the Compensation
                                    Committee of the Board, unless the Board either specifies another committee (which could be a committee of one) or acts under the Plan as though it were the Compensation
                                    Committee.


                                    The Administrator is responsible for the
                                    general operation and administration of the
                                    Plan and for carrying out its provisions and
                                    has full discretion in interpreting and
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                                    administering the provisions of the Plan.
                                    Subject to the express provisions of the Plan, the Administrator may exercise such powers and authority of the Board as the Administrator may find necessary or appropriate to carry out its functions. The Administrator may delegate its functions (other than those described in the Granting of Options section) to officers or other Employees of the Company.


                                    The Administrator's powers will include, but not be limited to, the power to amend, waive, or extend any provision or limitation of any Option. The Administrator may act through meetings of a majority of its members or by unanimous consent.


                                    The Administrator may also make direct
                                    grants of Common Stock (with any or no
                                    restrictions) as a bonus or to grant such stock or other awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements, including the Company's Senior Bonus Plan or any deferred compensation plans.

GRANTING OF                         Subject to the terms of the Plan, the
OPTIONS                             Administrator will, in its sole discretion,
                                    determine

                                           the persons who receive Options,

                                           the terms of such Options,

                                           the schedule for exercisability
                                           (including any requirements that the
                                           optionee or the Company satisfy
                                           performance criteria),

                                           the time and conditions for
                                           expiration of the Options, and

                                           the form of payment due upon
                                           exercise.


                                    The Administrator's determinations under the
                                    Plan need not be uniform and need not
                                    consider whether possible recipients are similarly situated.


                                    Options granted to Employees may be
                                    "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"), or the corresponding provision of any subsequently enacted tax statute, or nonqualified stock options ("NQSOs"), and the

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                                                      2000 Equity Incentive Plan
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                                    Administrator will specify which form of
                                    option it is granting. (If the Admini-strator fails to specify the form of an option grant to an Employee, it will be an ISO to the extent the tax laws permit.) Any options granted to outside directors must be nonqualified stock options.

         Substitutions              The Administrator may grant Options in
                                    substitution for options or other equity interests held by individuals who become
                                    Employees of the Company or of a Related
                                    Company as a result of the Company's or
                                    Related Company's acquiring or merging with the individual's employer or acquiring its assets. In addition, the Administrator may provide for the Plan's assumption of options granted outside the Plan to persons who would have been eligible under the terms of the Plan to receive a grant, including both persons who provided services to any acquired company or business and persons who provided services to the Company or any Related Company. If appropriate to conform the Options to the interests for which they are substitutes, the Administrator may grant substitute Options under terms and conditions (including Exercise Price) that vary from those the Plan otherwise requires.


DATE OF GRANT                       The Date of Grant will be the date as of
                                    which the Administrator grants an Option to a person, as specified in the Plan or in the Administrator's minutes or other written evidence of action.


EXERCISE PRICE                      The Exercise Price is the value of the
                                    consideration that an optionee must provide in exchange for one share of Common Stock.
                                    The Administrator will determine the
                                    Exercise Price under each Option and may set the Exercise Price without regard to the Exercise Price of any other Options granted at the same or any other time. The Company may use the consideration it receives from the optionee for general corporate purposes.


                                    The Exercise Price per share for NQSOs may not be less than 100% of the Fair Market Value of a share on the Date of Grant. For ISOs, the Exercise Price per share must be at least 100% of the Fair Market Value (on the Date of Grant) of a share of Common Stock covered by the Option; provided, however, that if the Administrator decides to grant an ISO to someone covered by Code Sections 422(b)(6) and 424(d) (as a more-than-10%-stockholder),

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                                                      2000 Equity Incentive Plan
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                                    the Exercise Price must be at least 110% of
                                    the Fair Market Value.


         FAIR MARKET                Fair Market Value of a share of Common
         VALUE                      Stock for purposes of the Plan will be
                                    determined as follows:

                                            if the Common Stock trades on a
                                            national securities exchange, the
                                            closing sale price on the Date of
                                            Grant;

                                            if the Common Stock does not trade
                                            on any such exchange, the closing
                                            sale price as reported by the
                                            National Association of Securities
                                            Dealers, Inc. Automated Quotation
                                            System ("Nasdaq") for such date;

                                            if no such closing sale price
                                            information is available, the
                                            average of the closing bid and asked
                                            prices that Nasdaq reports for such
                                            date

                                            if there are no such closing bid and
                                            asked prices, the average of the
                                            closing bid and asked prices as
                                            reported by any other commercial
                                            service for such date; or

                                            if the Company has no publicly-
                                            traded stock, the Administrator will
                                            determine the Fair Market Value for
                                            purposes of the Plan using any
                                            measure of value it determines in
                                            good faith to be appropriate.

                                    For any date that is not a trading day, the Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or the average of the closing bid and asked prices, as appropriate, for the immediately preceding trading day. The Administrator can substitute a particular time of day or other measure of "closing sale price" or "bid and asked prices" if appropriate because of changes in exchange or market procedures.

                                    With respect to any Options granted as of the IPO or conditioned on the IPO, the Fair Market Value will be treated as equal to the price established in the IPO for any such Options if they are granted on or before the date on which the IPO's underwriters price the IPO or granted on the following day before trading opens in the Common Stock.

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                                                      2000 Equity Incentive Plan
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                                    The Administrator has sole discretion to
                                    determine the Fair Market Value for purposes of this Plan, and all Options are conditioned on the optionees' agreement that the Administrator's determination is conclusive and binding even though others might make a different and also reasonable determination.


EXERCISABILITY                      The Administrator will determine the times
                                    and conditions for exercise of each Option.

                                    Options will become exercisable at such
                                    times and in such manner as the
                                    Administrator determines and the Option
                                    Agreement indicates; provided, however, that the Administrator may, on such terms and conditions as it determines appropriate, accelerate the time at which the optionee may exercise any portion of an Option.

                                    If the Administrator does not specify
                                    otherwise, Options will become exercisable as to 25% per year on each anniversary of the Date of Grant, so long as the optionee remains employed or continues his relationship as a service provider, and will expire as of the tenth anniversary of the Date of Grant (unless they expire earlier under the Plan or the Option Agreement). The Administrator has the sole discretion to determine that a change in service-providing relationship eliminates any further service credit on the exercise schedule.

                                    No portion of an Option that is
                                    unexercisable at an optionee's termination of service-providing relationship (for any reason) will thereafter become exercisable (and the optionee will immediately forfeit any unexercisable portions at his termination of service-providing relationship), unless the Option Agreement provides otherwise, either initially or by amendment.

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                                                      2000 Equity Incentive Plan
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         SUBSTANTIAL                Upon a Substantial Corporate Change after
         CORPORATE                  an IPO, the Options will become exercisable
         CHANGE*                    and the Plan and any unexercised Options
                                    will terminate (after the occurrence of one of the alternatives set forth in the next full paragraph) unless either (i) such termination would prevent use of "pooling of interest" accounting for a reorganization, merger, or consolidation of the Company that the Board approves, (ii) an agreement with an optionee provides otherwise, or (iii) provision is made in writing in connection with such transaction for the assumption or continuation of
                                            outstanding Options, or

                                            the substitution for such options or
                                            grants of any options or grants
                                            covering the stock or securities of
                                            a successor employer entity, or a
                                            parent or subsidiary of such
                                            successor, with appropriate
                                            adjustments as to the number and
                                            kind of shares of stock and prices,
                                            in which event the Options will
                                            continue in the manner and under the
                                            terms so provided.

                                    If an Option would otherwise terminate under the preceding sentence and the Administrator considers that the Fair Market Value of the Common Stock as a result of the Substantial Corporate Change exceeds or is likely to exceed the Exercise Price, the Administrator will either provide that optionees will have the
                                            right, at such time before the
                                            completion of the transaction
                                            causing such termination as the
                                            Board or the Administrator
                                            reasonably designates, to exercise
                                            any unexercised portions of the
                                            Option, including those portions
                                            that the transaction will make
                                            exercisable or

                                            cause the Company, or agree to allow
                                            the successor, to cancel each Option
                                            after payment to the optionee of an
                                            amount in cash, cash equivalents, or
                                            successor equity interests
                                            substantially equal to the Fair
                                            Market Value under the transaction
                                            minus the Exercise Price for the
                                            shares covered by the Option (and,
                                            where the Board or the Administrator
                                            determines it is appropriate, any
                                            required tax withholdings).



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                                                      2000 Equity Incentive Plan
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                                    The Administrator may allow conditional
                                    exercises in advance of the completion of a Substantial Corporate Change that are then rescinded if no Substantial Corporate Change occurs.


                                    Even if other tests are met, a Substantal
                                    Corporate Change has not occurred (unless the Administrator determines otherwise) under any circumstance in which the Company files for bankruptcy protection or is reorganized following a bankruptcy filing.


                                    The Board or other Administrator may take any actions described in the SUBSTANTIAL CORPORATE CHANGE section, without any requirement to seek optionee consent.


                                    A "Substantial Corporate Change" means any of the following events:

                                            sale of all or substantially all of
                                            the assets of the Company to one or
                                            more individuals, entities, or
                                            groups (other than an Excluded
                                            Owner),

                                            complete or substantially complete
                                            dissolution or liquidation of the
                                            Company,

                                            a person, entity, or group (other
                                            than an Excluded Owner) acquires or
                                            attains ownership of 100% of the
                                            undiluted total voting power of the
                                            Company's then-outstanding
                                            securities eligible to vote to elect
                                            members of the Board ("Company
                                            Voting Securities"),


                                            completion of a merger,
                                            reorganization, or consolidation of
                                            the Company with or into any other
                                            entity (other than an Excluded
                                            Owner) unless (i) the holders of the
                                            Company Voting Securities
                                            outstanding immediately before such
                                            completion, together with any
                                            trustee or other fiduciary holding
                                            securities under a Company benefit
                                            plan, retain control because they
                                            hold securities that represent
                                            immediately after such merger or
                                            consolidation more than 20% of the
                                            combined voting power of the then
                                            outstanding voting securities of
                                            either the Company or the other
                                            surviving entity or its ultimate
                                            parent or (ii) the transaction is
                                            intended primarily to change the
                                            Company's state of incorporation or

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                                                      2000 Equity Incentive Plan
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                                            any other transaction (including a
                                            merger or reorganization in which
                                            the Company survives) approved by
                                            the Board that results in any person
                                            or entity (other than an Excluded
                                            Owner) owning 100% of Company Voting
                                            Securities.


                                            An "Excluded Owner" consists of the
                                            Company, any Related Company, any
                                            Company benefit plan, any
                                            underwriter temporarily holding
                                            securities for an offering of such
                                            securities, or Don Awalt.


LIMITATION ON                       An Option granted to an Employee will be an
ISOS                                ISO only tothe extent that the aggregate
                                    Fair Market Value (determined at the Date of
                                    Grant) of the stock with respect to which ISOs are exercisable for the first time by the optionee during any calendar year (under the Plan and all other plans of the Company and its subsidiary corporations, within the meaning of Code Section 422(d)), does not exceed $100,000. This limitation applies to Options in the order in which such Options were granted. If, by design or operation, the Option exceeds this limit, the excess will be treated as an NQSO.

METHOD OF                           To exercise any exercisable portion of an
EXERCISE                            Option, the optionee must:

                                            Deliver notice of exercise to the
                                            Secretary of the Company (or to
                                            whomever the Administrator
                                            designates), in a form complying
                                            with any rules the Administrator may
                                            issue, signed or otherwise
                                            authenticated by the optionee, and
                                            specifying the number of shares of
                                            Common Stock underlying the portion
                                            of the Option the optionee is
                                            exercising;

                                            Pay the full Exercise Price by cash
                                            or a cashier's or certified check
                                            for the shares of Common Stock with
                                            respect to which the Option is being
                                            exercised, unless the Administrator
                                            consents to another form of payment
                                            (which could include loans from the
                                            Company or the use of Common Stock);
                                            and

                                            Deliver to the Administrator such
                                            representations and documents as the
                                            Administrator, in its sole
                                            discretion, may consider necessary
                                            or advisable.

                                    After an IPO, payment in full of the
                                    Exercise Price need not accompany the
                                    written notice of exercise if the exercise


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                                    complies with a previously-approved cashless
                                    exercise method, including, for example, that the notice directs that the stock certificates (or other indicia of ownership) for the shares issued upon the exercise be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and at the time the stock certificates (or other indicia) are delivered to the broker, the broker will tender to the Company cash or cash equivalents acceptable to the Company and equal to the Exercise Price and any required withholding taxes.


                                    If the Administrator agrees to allow an
                                    optionee to pay through tendering shares of Common Stock to the Company, the individual can only tender stock he has held for at least six months at the time of surrender. Shares of stock offered as payment will be valued, for purposes of determining the extent to which the optionee has paid the Exercise Price, at their Fair Market Value on the date of exercise. The Administrator may also, in its discretion, accept attestation of ownership of Common Stock and issue a net number of shares upon Option exercise, or, after an IPO, by having a broker tender to the Company cash equal to the exercise price and any withholding taxes.

                                    The Administrator may also, at the Date of Grant or such later time as it determines, permit payment of any Exercise Price with a full or partially recourse promissory note containing such terms and conditions as the Administrator considers appropriate. The terms or conditions of the note need not require payment of interest, or may defer all interest payments until the maturity date of the note, and the Administrator may forgive the note in its sole discretion, including upon satisfaction of such terms and conditions (which may include continued employment with the Company) as the Administrator considers appropriate.

OPTION                              No one may exercise an Option more than ten
EXPIRATION                          years after its Date of Grant (or five years
                                    for ISOs granted to 10% owners covered by Code Sections 422(b)(6) and 424(d)). An
                                    Optionee will immediately forfeit and can never exercise any portion of an Option that is unexercisable at his termination of service-providing relationship (for any reason), unless the Option Agreement provides otherwise, either initially or by amendment. Unless the Option Agreement provides otherwise, either initially or by amendment, no one may exercise otherwise exercisable portions of an Option after the first to occur of:

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         EMPLOYMENT                         The 90th day after the date of
         TERMINATION                        termination of service-providing
                                            relationship (other than for death
                                            or Disability), where termination
                                            of service-providing relationship
                                            means the time when the employer-
                                            employee or other service-providing
                                            relationship between the individual
                                            and the Company (and all Related
                                            Companies) ends for any reason. The
                                            Administrator may provide that
                                            Options terminate immediately upon
                                            termination of employment for
                                            "cause" under an Employee's employ-
                                            ment or consultant's services
                                            agreement or under another
                                            definition specified in the Option
                                            Agreement. Unless the Option
                                            Agreement or the Administrator
                                            provides otherwise, termination of
                                            service-providing relationship does
                                            not include instances in which the
                                            Company immediately rehires a common
                                            law employee as an independent
                                            contractor. The Administrator, in
                                            its sole discretion, will determine
                                            all questions of whether particular
                                            terminations or leaves of absence
                                            are terminations of employment and
                                            may decide to suspend the exercise
                                            schedule during a leave rather than
                                            to terminate the option. Unless the
                                            Option Agreement or the
                                            Administrator provides otherwise,
                                            terminations of employment do not
                                            include situations in which the
                                            optionee's employer ceases to be
                                            related to the Company closely
                                            enough to be a Related Company for
                                            new grants.


         GROSS MISCONDUCT                   For the Company's termination of
                                            the optionee's service-providing
                                            relationship as a result of the
                                            optionee's Gross Misconduct, the
                                            time of such termination. For
                                            purposes of this Plan, "Gross
                                            Misconduct" means the optionee has

                                                committed fraud,
                                                misappropriation, embezzlement,
                                                or willful misconduct that has
                                                resulted or is likely to result
                                                in material harm to the Company
                                                or a Related Company;


                                               committed or been indicted for or
                                               convicted of, or pled guilty or
                                               no contest to, any misdemeanor
                                               (other than for minor infractions
                                               or traffic violations) involving
                                               fraud, breach of trust,
                                               misappropriation, or



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                                               other similar activity or
                                               otherwise relating to the
                                               Company, or any felony; or

                                               committed an act of gross
                                               negligence or otherwise acted
                                               with willful disregard for the
                                               Company's or a Related Company's
                                               best interests in a manner that
                                               has resulted or is likely to
                                               result in material harm to the
                                               Company or a Related Company.


                                        If the optionee has a written employment or other agreement in effect at the time of his termination that specifies "cause" for termination, "Gross Misconduct" for purposes of his termination will refer to "cause" under the employment or other agreement, rather than to the foregoing definition.


         DISABILITY                     For disability, the earlier of (i) the
                                        first anniversary of the optionee's
                                        termination of employment for disability and (ii) 90 days after the optionee no longer has a disability, where
                                        "disability" means the inability to
                                        engage in any substantial gainful
                                        activity because of any medically
                                        determinable physical or mental
                                        impairment that can be expected to
                                        result in death or that has lasted or
                                        can be expected to last for a continuous period of not less than 12 months, or, if the Company then maintains long-term disability insurance, the date as of which the individual is eligible for benefits under that insurance; or



         DEATH                          The date 12 months after the optionee's
                                        death.


                                    If exercise is permitted after termination of service-providing relationship, the Option will nevertheless expire as of the date that the former service provider violates any covenant not to compete or other post-employment covenant in effect between the Company or a Related Company and the former employee or other service provider. In addition, an optionee who exercises an Option more than 90 days after termination of employment with the Company and/or Eligible Affiliates will only receive ISO treatment to the extent the law permits, and becoming or remaining an employee of another related company (that is not an Eligible Affiliate) or an independent contractor

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                                    will not prevent loss of ISO status because
                                    of the formal termination of employment.


                                    Nothing in this Plan extends the term of an Option beyond the tenth anniversary of its Date of Grant, nor does anything in this Option Expiration section make an Option exercisable that has not otherwise become exercisable, unless the Administrator specifies otherwise.

OPTION                              Option Agreements (which could be certifi-
AGREEMENT                           cates) will set forth the terms of each
                                    Option and will include such terms and
                                    conditions, consistent with the Plan, as the Administrator may determine are necessary or advisable. To the extent the agreement is inconsistent with the Plan, the Plan will govern. The Option Agreements may contain special rules.

PUT AND CALL                        The Administrator may provide in Option
RIGHTS; OTHER                       Agreements or other agreements that the
RESTRICTIONS                        Company has the right (or obligation) to
                                    purchase outstanding Options, or the shares received from exercising an Option, under certain circumstances, including termination of service-providing relationship for any reason or death and may provide for rights of first refusal. The Administrator may distinguish between unexercisable and exercisable Options. The Administrator may provide in Option Agreements that individuals who receive shares from exercising an Option may not transfer such shares without complying with the agreement's conditions.

STOCK SUBJECT                       Except as adjusted below under Corporate
TO PLAN                             Changes,


                                            the aggregate number of shares of
                                            Common Stock that may be issued
                                            under Options may not exceed 30% of
                                            the shares of Common Stock
                                            (including preferred that is
                                            convertible into common as though it
                                            had been converted) issued and
                                            outstanding as of the date on which
                                            the Administrator seeks to make an
                                            additional grant (provided that a
                                            decrease in shares outstanding will
                                            not invalidate any previously issued
                                            Option), plus the number of shares
                                            available for grants as of the
                                            Effective Date under any of the
                                            option plans then in effect for the
                                            Company or its predecessors (the
                                            "Predecessor Plans"), together with
                                            any shares that would have become
                                            available under the Predecessor
                                            Plans upon

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                                            forfeiture or other release of
                                            shares under such plans,


                                            the maximum number of shares that
                                            may be granted under Options for a
                                            single individual in a calendar year
                                            may not exceed 1,000,000 shares, and


                                            the aggregate number of shares of
                                            Common Stock that may be issued
                                            under ISOs may not exceed
                                            10,000,000.


                                    The Common Stock will come from either
                                    authorized but unissued shares or from
                                    previously issued shares that the Company reacquires, including shares it purchases on the open market or holds as treasury shares. If any Option expires, is canceled, or terminates for any other reason, the shares of Common Stock available under that Option will again be available for the granting of new Options (but will be counted against that calendar year's limit, if any, for a given individual). Shares used as payment for the Exercise Price or any required withholdings will be added back to the totals available for issuance.


                                    No adjustment will be made for a dividend or other right (except a stock dividend) for which the record date precedes the date of exercise.


                                    The optionee will have no rights of a
                                    stockholder with respect to the shares of stock subject to an Option except to the extent that the Company has issued certificates for, or otherwise confirmed ownership of, such shares upon the exercise of the Option.


                                    The Company will not issue fractional shares pursuant to the exercise of an Option, unless the Administrator determines otherwise, but the Administrator may, in its discretion, direct the Company to make a cash payment in lieu of fractional shares.

PERSON WHO                          During the optionee's lifetime and except
MAY EXERCISE                        as provided under Transfers, Assignments,
                                    and Pledges, only the optionee or his duly appointed guardian or personal representa-tive may exercise the Options. After his death, his personal representative or any other person authorized under a will or under the laws of descent and distribution may exercise any then exercisable portion of an Option. If someone other than the original recipient seeks to exercise


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                                                      2000 Equity Incentive Plan
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

                                    any portion of an Option, the Administrator may request such proof as it may consider necessary or appropriate of the person's right to exercise the Option.



ADJUSTMENTS                         Subject to any required action by the
UPON CHANGES                        Company (which it agrees to promptly take)
IN CAPITAL                          or its stockholders, and subject to  the
STOCK                               provisions of applicable corporate law, if,
                                    after the Date of Grant of an Option,

                                        the outstanding shares of Common Stock
                                        increase or decrease or change into or
                                        are exchanged for a different number or
                                        kind of security because of any
                                        recapitalization, reclassification,
                                        stock split, reverse stock split,
                                        combination of shares, exchange of
                                        shares, stock dividend, or other
                                        distribution payable in capital stock,
                                        or


                                        some other increase or decrease in such
                                        Common Stock occurs without the
                                        Company's receiving consideration
                                        (excluding, unless the Administrator
                                        determines otherwise, stock
                                        repurchases),


                                    the Administrator must make a proportionate and appropriate adjustment in the number of shares of Common Stock underlying each Option, so that the proportionate interest of the optionee immediately following such event will, to the extent practicable, be the same as immediately before such event. (This adjustment does not apply to Common Stock that the optionee has already purchased, which is subject to the adjustments applicable to Common Stock.) Unless the Administrator determines another method would be appropriate, any such adjustment to an Option will not change the total price with respect to shares of Common Stock underlying the unexercised portion of the Option but will include a corresponding proportionate adjustment in the Option's Exercise Price. The Board or other Administrator may take any actions described in this section without any requirement to seek optionee consent.


                                    The Administrator will make a commensurate change to the maximum number and kind of shares provided in the Stock Subject to Plan section.


                                    All references to numbers of shares of
                                    Common Stock in the Plan and in any Option grants made on or before the IPO Effective Date assume the IPO is or will be completed and thus relate to post-IPO numbers of shares.


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                                                                 RDA Corporation
                                                      2000 Equity Incentive Plan
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

                                    Any issue by the Company of any class of preferred stock, or securities convertible into shares of common or preferred stock of any class, will not affect, and no adjustment by reason thereof will be made with respect to, the number of shares of Common Stock subject to any Option or the Exercise Price except as this Adjustments section specifically provides. The grant of an Option under the Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

RELATED                             Employees of Eligible Affiliates will be
COMPANY                             entitled to  participate in the Plan,
EMPLOYEES                           except as otherwise designated by
                                    the Board or the Administrator.


                                    "Eligible Affiliate" means each of the
                                    Related Companies, except as the
                                    Administrator otherwise specifies. For ISO grants, "Related Company" means any corporation in an unbroken chain of corporations including the Company if, at the time an Option is granted to a Participant under the Plan, each corporation (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in such chain. Related Company also includes a single-member limited liability company included within the chain described in the preceding sentence. The Board or the Administrator may use a different definition of Related Company for NQSOs and may include other forms of entity at the same level of equity relationship (or such other level as the Board or the Administrator specifies).

LEGAL                               The Company will not issue any shares of
COMPLIANCE                          Common Stock under an Option until all
                                    applicable requirements imposed by Federal and state securities and other laws, rules, and regulations, and by any applicable regulatory agencies or stock exchanges, have been fully met. To that end, the Company may require the optionee to take any reasonable action to comply with such requirements before issuing such shares, including compliance with any Company black-out periods or trading restrictions. No provision in the Plan or action taken under it authorizes any action that Federal or state laws otherwise prohibit.


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                                                                 RDA Corporation
                                                      2000 Equity Incentive Plan

                                    The Plan is intended to conform to the
                                    extent necessary with all provisions of the Securities Act of 1933 ("Securities Act") and the Securities Exchange Act of 1934 and all regulations and rules the Securities and Exchange Commission issues under those laws. Notwithstanding anything in the Plan to the contrary, the Administrator must administer the Plan, and Options may be granted and exercised, only in a way that conforms to such laws, rules, and regulations. To the extent permitted by applicable law, the Plan and any Options will be treated as amended to the extent necessary to conform to such laws, rules, and regulations.

PURCHASE FOR                        Unless a registration statement under the
INVESTMENT                          Securities Act covers the shares of Common
AND OTHER                           Stock an optionee receives upon exercising
RESTRICTIONS                        his Option, the Administrator may require,
                                    at the time of such exercise, that the
                                    optionee agree in writing to acquire such shares for investment and not for public resale or distribution, unless and until the shares subject to the Option are registered under the Securities Act. Unless the shares are registered under the Securities Act, the optionee must acknowledge:

                                            that the shares purchased on
                                            exercise of the Option are not so
                                            registered,

                                            that the optionee may not sell or
                                            otherwise transfer the shares unless


                                                 such sale or transfer complies
                                                 with all applicable laws,
                                                 rules, and regulations,
                                                 including all applicable
                                                 Federal and state securities
                                                 laws, rules, and regulations,
                                                 and either


                                                        the shares have been
                                                        registered under the
                                                        Securities Act in
                                                        connection with the sale
                                                        or transfer thereof, or

                                                        counsel satisfactory to
                                                        the Company has issued
                                                        an opinion satisfactory
                                                        to the Company that the
                                                        sale or other transfer
                                                        of such shares is exempt
                                                        from registration under
                                                        the Securities Act.



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                                                                 RDA Corporation
                                                      2000 Equity Incentive Plan

                                    Additionally, the Common Stock, when issued upon the exercise of an Option, will be subject to any other transfer restrictions, rights of first refusal, rights of repurchase, and voting agreements set forth in or incorporated by reference into other applicable documents, including the Option Agreements, or the Company's articles or certificate of incorporation, by-laws, or generally applicable stockholders' agreements.


                                    The Administrator may, in its sole
                                    discretion, take whatever additional actions it deems appropriate to comply with such restrictions and applicable laws, including placing legends on certificates and issuing stop- transfer orders to transfer agents and registrars.


TAX WITHHOLDING                     The optionee must satisfy all applicable
                                    Federal, state, and local income and
                                    employment tax withholding requirements
                                    before the Company will deliver stock
                                    certificates or otherwise recognize
                                    ownership upon the exercise of an Option.
                                    The Company may decide to satisfy the
                                    withholding obligations through additional withholding on salary or wages. If the Company does not or cannot withhold from other compensation, the optionee must pay the Company, with a cashier's check or certified check, the full amounts, if any, required for withholding. Payment of withholding obligations is due before the Company will issue any shares on exercise or, if the Administrator so requires, at the same time as is payment of the Exercise
                                    Price. If the Administrator so determines, the optionee may instead satisfy the withholding obligations by directing the
                                    Company to retain shares from the Option exercise, by tendering previously owned shares, or by attesting to his ownership of shares (with the distribution of net shares), or, after an IPO, by having a broker tender to the Company cash equal to the withholding taxes. Without any requirement to seek an optionee's consent, the Company may require the optionee to use one or more specified brokerage firms to exercise and to hold shares received from Options until the later of two years after exercise or one year after the Date of Grant.


TRANSFERS,                          Unless the Administrator otherwise approves
ASSIGNMENTS,                        in advance in writing for estate planning
AND PLEDGES                         or other purposes, an Option may not be
                                    assigned, pledged, or otherwise transferred in any way, whether by operation of law or otherwise or through any legal or equitable proceedings (including bankruptcy), by the optionee to any person, except by will


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                                                                 RDA Corporation
                                                      2000 Equity Incentive Plan
                                    or by operation of applicable laws of
                                    descent and distribution. If necessary to comply with Rule 16b-3, the optionee may not transfer or pledge shares of Common Stock acquired upon exercise of an Option until at least six months have elapsed from (but excluding) the Date of Grant, unless the Administrator approves otherwise in advance in writing. The Administrator may, in its discretion, expressly provide that an optionee may transfer his Option, without receiving consideration, to (i) members of his immediate family (children, grandchildren, or spouse), (ii) trusts for the benefit of such family members, or (iii) partnerships whose only partners are such family members.

AMENDMENT OR                        The Board may amend, suspend, or terminate
OF PLAN AND                         the Plan at any time, without the consent
TERMINATION                         of the optionees or their beneficiaries;
OPTIONS                             provided, however, that such
                                    actions are consistent with this section.
                                    Except as required by law or by the
                                    SUBSTANTIAL CORPORATE CHANGE section, the
                                    Administrator may not, without the
                                    optionee's or beneficiary's consent, modify the terms and conditions of an Option so as to materially adversely affect the optionee.
                                    No amendment, suspension, or termination of the Plan will, without the optionee's or beneficiary's consent, terminate or materially adversely affect any right or obligations under any outstanding Options, except as provided in the SUBSTANTIAL
                                    CORPORATE CHANGE Section.

PRIVILEGES OF                       No optionee and no beneficiary or other
STOCK                               person claiming under or through such
OWNERSHIP                           optionee will have any right, title, or
                                    interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Option except as to such shares of Common Stock, if any, already issued to such optionee.

EFFECT ON                           Whether exercising an Option causes the
OTHER PLANS                         optionee to accrue or receive additional
                                    benefits under any pension or other plan is governed solely by the termsof such other plan.

LIMITATIONS ON                      Notwithstanding any other provisions of the
LIABILITY                           Plan, no individual acting as a director,
                                    officer, other employee, or agent of the Company will beliable to any optionee, former optionee, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable because of any contract or other instrument he executes in such other capacity. The Company will indemnify and hold harmless each director, officer, other employee, or


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                                                                 RDA Corporation
                                                      2000 Equity Incentive Plan
                                    agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the Board's approval) arising out of any act or omission to act concerning this Plan unless arising out of such person's own fraud or bad faith.

NO EMPLOYMENT                       Nothing contained in this Plan constitutes
CONTRACT                            an employment contract between the Company
                                    and the optionees. The Plan does not give any optionee any right to be retained in the Company's employ, nor does it enlarge or diminish the Company's right to end the optionee's employment or other relationship with the Company.


APPLICABLE LAW                      The laws of the State of Delaware (other
                                    than its choice of law provisions) govern this Plan and its interpretation.

DURATION OF                         Unless the Board extends the Plan's term,
PLAN                                the Administrator may not grant Options
                                    after [date of Board approval], 2010. The
                                    Plan will then terminate but will continue to govern unexercised and unexpired Options.

APPROVAL OF                         The Plan must be submitted to Company stock-
THE PLAN                            holders for their approval within 12 months
                                    before or after the Board adopts the Plan to qualify any Options designated as ISOs for treatment as such. If the stockholders do not so approve the Plan, the Plan and any outstanding ISOs will be treated as void and of no effect.



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                                                                 RDA Corporation
                                                      2000 Equity Incentive Plan
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